UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2022 (May 25, 2022)

Ponce Financial Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-41255	87-1893965
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2244 Westchester Avenue Bronx, NY		10462
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (718) 931-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	PDLB	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Ponce Financial Group, Inc. (NASDAQ: PDLB), the holding company for Ponce Bank held its annual shareholder meeting on May 25, 2022. The business conducted at the annual meeting consisted of the election of (a) (i) three directors for a term expiring in 2025 and (ii) one director for a term expiring in 2023 and (b) the ratification of the appointment of Mazars USA LLP as independent registered public accounting firm for the year ending December 31, 2022. The following is a summary of the voting results for each matter presented to the stockholders:

(a)	Proposal I – Election of Directors

			Broker
	For	Withheld	Non-Vote
Maria Alvarez	14,448,412	2,321,707	3,730,418
Julio Gurman	14,513,816	2,256,303	3,730,418
Carlos P. Naudon	15,612,681	1,157,439	3,730,418
James Perez	15,705,750	1,064,369	3,730,418

With respect to the foregoing Proposal I, each nominee was elected to the Board of Directors of Ponce Financial Group, Inc.

     (b)  Proposal II – Ratification of the appointment of Mazars USA LLP as Ponce Financial Group, Inc.’s independent registered public accounting firm for the year ending December 31, 2022.

For	Against	Abstain
15,886,591	1,036,849	35,242

There were no broker non-votes.

The foregoing Proposal II was approved.

Item 8.01 Other Events.

Remarks of Carlos P. Naudon, President and CEO of Ponce Financial Group, Inc., delivered at the annual meeting of stockholders, held on May 25, 2022.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Copy of the remarks of Carlos P. Naudon, President and CEO of Ponce Financial Group, Inc., delivered at the annual meeting of stockholders, held on May 25, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ponce Financial Group, Inc.

Date: May 27, 2022	By:	/s/ Carlos P. Naudon
Carlos P. Naudon
President and Chief Executive Officer